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CREATOR OF THE SLEEP NUMBER® BED

- Revolutionizing an Industry
- Leadership Opportunity

Select Comfort Analyst Day
May 10, 2004
Hotel Marlowe

Bill McLaughlin

President and Chief Executive Officer

Forward Looking Statements

Statements used in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends, uncertainties arising from war and other global events, consumer confidence, effectiveness of our advertising and promotional efforts, advertising rates, consumer acceptance of our products and sleep technology, industry competition, our ability to secure suitable retail locations, warranty expenses, California wage and hour litigation, our dependence on significant and sole-source suppliers, and the vulnerability of any suppliers to recessionary pressures, liquidity concerns or other factors, governmental regulation, including anticipated future regulation of direct marketing telephone solicitation and bedding flammability standards, as well as the risk factors listed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this presentation.

What -- Strong Start


Revenue
Sales (millions)
$500
$400
$300
$200
$100
$262
$336
$458
2001
2002
2003


Profit
Pretax Income (millions)
$50
$40
$30
$20
$10
$0
-$10
-$20
($11)
$21
$43
2001
2002
2003


Cash/Debt
$ Millions
80
60
40
20
0
-20
-40
2001
2002
2003

CAGR

1 yr	37%
2 yr	32%

Margin %

2003	9.3
2002	6.3
2001	(4.0)

How -- Fundamental Building Blocks

Product

Brand

Distribution

Supply Chain

Systems

People

Governance

Investment Opportunity

Revenue Growth	15% - 25%
Profit Growth	+30%
Business expansion	- Product - Channel - Geographic/International
People	

Assessing Relative Risk

Cash
- Balance
- Free Cash Flow

Business expansion
- Product
- Distribution
- Supply chain/inventory

Growth potential
- Revenue
- Margin

Agenda

Introduction

Financial Model

Distribution

Marketing/Product Innovation

Summary

Q&A

Jim Raabe

Chief Financial Officer

Opportunities for Long-term Success

- Long-term sales growth potential
- Margin expansion – leveraging fixed store investment
- Cash to invest in growth

Significant growth potential…
Largest markets, greatest share potential



25
20
15
10
5
0
%
6%
9.5%
9%
5.4%
22%
3.6%
11 - 15
6 - 10
1 - 5

15 Largest U.S. Markets – 40% of U.S. Population

% US Pop.
SCSS Share

Developed Markets confirm leadership potential



Market Share*
2001
2004
Minneapolis
21%
29%
Denver
12%
18%
Chicago
3%
5%
New York
1%
2%
National
3%
5%
0%
5%
10%
15%
20%
25%
30%

	Unaided Awareness	Stores per 1MM Pop
Minneapolis	26%	2.7
Denver	24%	2.1
Chicago	6%	1.2
New York	2%	0.6
National	8%	1.2

*Company Estimates

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Investing in Awareness - Disciplined Expansion

**Media growth,
Marketing paced with sales**



$100
$80
$60
$40
$20
$0
30%
25%
20%
15%
10%
5%
Dollars in Millions
% of Net Sales
2001
2002
2003
2004
Media Investment
Marketing as % of Sales

Sustained Rollout of Sleep Number Campaign



16%
14%
12%
10%
8%
6%
4%
2%
0%
Media % of Net Sales
2000
2001
2002
2003
2001 Markets
2002 Markets
2003 Markets
Total

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Store Leverage – Drives Margin

	Sales per Store		
	<u><$1MM</u>	<u>$1 - $2MM</u>	<u>>$2MM</u>
4 Wall Cash*	25%	34%	40%

Growth Trend (% of Stores)


100
80
60
40
20
0
2001 2003
50
40
30
20
10
0
2001 2003
10
8
6
4
2
0
2001 2003

	<$1MM	$1 - $2MM	>$2MM
2003 Same Store Sales Increase	28%	34%	34%

*Excluding media

Cash from Operations… Funding Growth



50
40
30
20
10
0
$ Millions
2001
2002
2003
$31 Million operating free cash flow
Cash from Operations
Capital Spending

Keith Spurgeon

Senior Vice President, Sales

Retail Growth

Store Count Potential

- Store potential = (population) (store/pop) (discount)
  - (250mm) (1/250K) (25%-40%)
  - 600 – 750 stores
  - Annual store growth
  - 10 percent per year (i.e., 35-40 in 2005)
- Disciplined approach
  - Rifle vs. shotgun

Major Metro Market Focus Boston - 2002

- Natick Mall
- Pheasant Lane Mall
- Solomon Pond
- South Shore Plaza
- Mall of New Hampshire
- Fox Run Mall


BOSTON 2002
FOX RUN
NEW HAMPSHIRE
PHEASANT LANE
SOLOMON POND
NATICK
SOUTH SHORE

Major Metro Market Focus Boston - 2002

- Natick Mall
- Pheasant Lane Mall
- Solomon Pond
- South Shore Plaza
- Mall of New Hampshire
- Fox Run Mall


BOSTON 2002
FOX RUN
NEW HAMPSHIRE
PHEASANT LANE
SOLOMON POND
NATICK
SOUTH SHORE

2002 Pop/Store = 1 million

Major Metro Market Focus
Boston - 2004

- o Natick Mall
- o Pheasant Lane Mall
- o Solomon Pond
- o South Shore Plaza
- o Mall of New Hampshire
- o Fox Run Mall
- o Square One
- o Mall at Rockingham
- o Cape Cod Mall
- o Burlington Mall
- o CambridgeSide Galleria

2002 Pop/Store = 1 million

2004 Pop/Store = 560,000



BOSTON 2004

Major Metro Market Focus New York - 2002

- Willowbrook
- Freehold Raceway
- New York BBB
- Huntington Station
- Rockaway
- Danbury Fair
- SmithHaven
- Sunrise Mall
- Bridgewater Commons
- Roosevelt Field
- Garden State Plaza
- Woodbridge
- Mall at Short Hills


NEW YORK 2002
DANBURY
ROCKAWAY
GARDEN STATE
WILLOWBROOK MALL
SMITH HAVEN
BBB HUNTINGTON STATION
SHORT HILLS
BBB NEW YORK
ROOSEVELT
SUNRISE
BRIDGEWATER COMMONS
WOODBRIDGE
FREEHOLD

2002 Pop/Store = 1.5 million

Major Metro Market Focus
New York - 2004

- Freehold Raceway
- Rockaway
- Danbury Fair
- SmithHaven
- Sunrise Mall
- Bridgewater Commons
- Roosevelt Field
- Garden State Plaza
- Woodbridge
- Mall at Short Hills
- Totowa BBB
- Monmouth Mall
- Staten Island
- Jefferson Valley
- Menlo Park
- Broadway (Manhattan)
- Trump (Manhattan)
- Trumbull


NEW YORK 2004
DANBURY
JEFFERSON VALLEY
TRUMBULL
ROCKAWAY
GARDEN STATE
SMITH HAVEN
SHORT HILLS
ROOSEVELT
TRUMP
SUNRISE
BRIDGEWATER COMMONS
STATEN ISLAND
WOODBRIDGE
MENLO PARK
MONMOUTH
FREEHOLD

2002 Pop/Store = 1.5 million

2004 Pop/Store = 1.1 million

New store performance
First-Year Sales



New Store Sales Progress Year 1
Cumulative Sales
1,000,000
800,000
600,000
400,000
200,000
0
1
2
3
4
5
6
7
8
9
10
11
12
Months Since Open
2001
2002
2003

2004 Store Locations

- Targeted in strongest markets
  - 90 percent in markets with supplemental advertising
  - 73 percent in top 15 major metro markets

Non-Mall Opportunities


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Sleep Number

Non-Mall vs. Mall Comparisons

Size of store	Larger
Rent/sq. ft.	Lower
Build out	Higher
Staffing	Higher
Site potential	TBD
Sales potential	TBD
Financial advantage	TBD

Other distribution opportunities for growth and brand building

- QVC
- Retail partners
- RV Industry
- Commercial sales
- Hospitality
- Healthcare
- International

Noel Schenker

Senior Vice President
Marketing and New Business Development

Building Brand Mass

Consumer Product Company

<u>and</u>

Retailer




select comfort



Building Brand Mass

Multi-Channel Structure
with
Synergistic Media

Direct Nat'l → Retail Local ← Ecom Nat'l

Worthy Focus



- Differentiated
- Proprietary
- High Quality
- Real Benefits
- On Trend
- Low Awareness

THE SLEEP NUMBER BED

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Brand Repositioning in 2001

- Broadened appeal with memorable brand, campaign
  - Brand: Sleep Number Bed by Select Comfort™
  - Focus: Proprietary Sleep Number® feature
  - Benefit: Sleep-Quality Improvement, Personalized Comfort
  - Target: Adults 25+ (25-54)
  - Reach: Broad
  - Media: First Prime-time TV with store location ID



50
35
Everybody has a Sleep Number.
What's yours?

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Sleep Number Introductory TV

Cornerstone for Change

Local Markets
Spot Network
30 Seconds
Store Locations

Brand Integration

- All elements, all channels, multi-layered
- Unique business model provides hard-to-replicate advantages


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TRUSTED BY CHIROPRACTORS...
LOVED BY SORE, ACHY BACKS
35


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Learning Center
Beds & Accessories
About Us
Customer Center
QuickFind
5 Reasons...
Reason #4
Free Video


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Delivering The Key to a Perfect Night's Sleep
1.800.SLEEPNUMBER

National Television Campaign

- New Sleep Number® national cable campaign
  - Capitalizes on DR rates
  - Provides national umbrella
    - Raises awareness everywhere
  - Lindsay Wagner hosts :60, :120 and 1/2 hour spots



Media Spending Growth in Top Categories ($MMs)


$30
$25
$20
$15
$10
$5
$0
2002
2003
2004E
Local Mkts
Natl TV
DJs

National Media Per Capita	2002	2003	2004E
	$.08	$.12	$.15

Media Strategy and Structure

	Channel Supported	Geography Supported	Content Customization	Payback Expectation
National				
Cable TV, Magazine, Radio Personalities, Holiday Newspaper	All	All	Limited	Close-In
Local Markets				
DJ Radio	Retail	Every Market	Flexible	Close-In
Select Local Markets				
Customized Plans (Network TV, Drive-Time Radio, Newspaper)	Retail	Qualified Markets	Market-Specific Tagging	Varies by Plan

National & Local Radio Personalities



All “talking” Sleep Number®:

- 13 National DJs
- Over 135 Local DJs





Boston



New York



New York



San Francisco



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Custom Local Retail Campaign

- Horizontal expansion to new qualified geographies
- As sales increase, add next media layer

	# of Markets	Select Comfort % Sales	% US Pop
2001	8	23	9
2002	16	36	20
2003	21	48	30
2004	34	71	55

Full Plan (TV and Radio) Boston Example

- Turned on media in Q3 2003
- Q1 2004 results
  - Highest comp-sales growth in nation
    - 3X faster growth than national average
  - Highest market sales growth in nation
- On track for payback goal

Starter Plan (Radio Only) Chicago Example

- Financial modeling qualified market for radio-only plan
- Turned on media in Q1 2003
- 2003 Results
  - 35% faster sales growth than nat'l average
  - Met close-in payback goal
  - With store adds, on track for full plan (TV and radio) in 2005

Per-Capita Media

Boston (New Full TV/Radio)

	2003	2004
Local	$0.26*	$0.46
National	$0.12	$0.15
Total	$0.38	$0.61

*Mid-year start

Chicago (New Radio Only)

	2003	2004
Local	$0.13	$0.12
National	$0.12	$0.15
Total	$0.25	$0.27

Per-Capita Media

Minneapolis (L-T Full TV/Radio)

	2001	2002	2003	2004
Local	$0.37*	$0.49	$0.52	$0.54
Nat'l	$0.05	$0.08	$0.12	$0.15
Total	$0.42	$0.57	$0.64	$0.69

*Partial Year

Minneapolis Awareness and Market Share



30
25
20
15
10
Dec. 01
Jan. 04
Unaided Awareness (Sleep Number)
Est. Market Share $

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Sleep Number® Momentum TV

Keeping Creative Fresh

Local Aware Markets
"Everybody's Talking About It"
30 Seconds
Store Location

Momentum Focus


Awareness
Job #1
Traffic
Product News
Job #2
Sales Process
Tiered Promos
Finance Design
Added Service
Improved Store Design
High-Mix Sale

Product Innovation

- Leverages brand awareness
  - New customers
  - Owners
- Cements sleep-innovation turf
- Drives ASP improvement
- Drives add-on sales
- Provides competitive firewall
  - Difficult to mimic a moving target

Product Innovation


Innovation
SofaBed
New
Firmness Control
System
New
9000 Model
New
Accessories
Competitive/
Productivity
Advantage
New
Incremental
Improved
7000 Model
Appearance
Upgrades
Grand King
Size
Evolution

Continuous Product Innovation






35



All-New
Sleep Number® 9000
2004

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Continuous Product Enhancement



SOFT. Traditionally shaped pillow gives stomach sleepers a gentle sleep surface with the proper amount of fill to reduce arching of the lower back.
MEDIUM. Unique 2-inch baffled panel surrounding the pillow gives side sleepers a raised and even surface for improved neck alignment.
FIRM. Tri-chamber construction provides ideal comfort for back sleepers: firm outer chambers support the neck, and soft center chamber gently cradles the head.
Stomach Sleeper
Side Sleeper
Back Sleeper





Accessories Line
Personal Comfort Head to Toe

New Product Extension

Sleep Number® SofaBed
2004 Pilot Roll







The sofa with the
Sleep Number® bed inside

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New Product Extension
Grand King™ Big & Tall Bed - 2003



"Finally, a bed that fits me."

"I have to sleep diagonally to keep my whole body on a standard-sized mattress. I will also toss and turn at night and often experience aches, pains and muscle soreness when I wake up. But on the Grand King Sleep Number bed, I feel like I'm sleeping on a cloud."

Kevin Garnett
Sleep Number® 30

Grand King Advertising



30 isn't my average points per game.
It's my Sleep Number®
FIND YOUR SLEEP NUMBER®
Call 1-800-SLEEPNUMBER
FOR A STORE NEAR YOU.
30
KEVIN GARNETT
SLEEP NUMBER
21
SLEEP NUMBER® GRAND KING™ BED

Building Brand Mass

Differentiated, HQ Product

+

Low Awareness

=

Growth Opportunity

Bill McLaughlin

President and Chief Executive Officer

Summary

Strong Start – Early in Journey

1. US Consumer Leadership
   - Marketing Evolution
   - Major Metro Development
   - Distribution Evolution
     - Role of Mall versus Non-mall
     - Role of Wholesale

2. Expansion
   - Product
   - Channel
   - Geography

Exciting Opportunity For All

- ✓ Consumer Trend
- ✓ Differentiated, advantaged product
- ✓ Differentiated, advantaged business model
- ✓ Internal growth opportunities
- ✓ Self-sufficient resources
- ✓ Capable, dedicated people

Building an Icon Company

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DELL

COACH

NIKE

MOTOR HARLEY-DAVIDSON COMPANY

STARBUCKS COFFEE

BMW

Q&A

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Mission: Improving Lives

Vision: Leader in Sleep